UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse High Yield Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2008 to October 31, 2009

Item 1. Reports to Stockholders.

2

Credit Suisse High Yield Bond Fund
Eleven Madison Avenue
New York, NY 10010

Trustees

Enrique R. Arzac

Chairman of the Board

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

Steven Rappaport

Officers

George R. Hornig

Chief Executive Officer and President

Martha B. Metcalf

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

J. Kevin Gao

Chief Legal Officer, Senior Vice President
and Secretary

Michael A. Pignataro

Chief Financial Officer

Cecilia Chau

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High St.
Boston, MA 02110

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT
October 31, 2009

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2009 (unaudited)

December 11, 2009

Dear Shareholder:

Performance Summary

11/1/08 – 10/31/09

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	53.12%
Total Return (based on market value)[1]	59.92%
Merrill Lynch US High Yield Master II Constrained Index[2]	49.54%

Market Review: A positive period for the high yield market

The 12-month period ending October 31, 2009, was a good one for the high yield market. Following a volatile 2008, the high yield bond market posted monthly gains throughout much of 2009. The Merrill Lynch US High Yield Master II Constrained Index delivered an annualized return of 49.54% for the year.

Throughout much of 2009, high yield returns were driven by the riskiest segments of the market. CCC-rated securities led the rally, returning 74.75% for the year. BB-rated and B-rated securities returned 44.66% and 36.56%, respectively, for the same period. In addition, finance-related institutions, another highly volatile segment of the high yield market, also outperformed. For the year, the best performing sectors of the high yield index were finance & investment (120.5%), real estate (106.1%), insurance (100.6%), and banking (85.0%).

Default rates, as reported by Moody's Investor Services, continued to rise, increasing to 12.4% in October 2009 from a low of 1.16% in early 2008. Though still high, the pace of high yield defaults has slowed. According to JP Morgan, five companies defaulted during the month of September versus an average of 15 companies per month between December 2008 and April 2009. Merrill Lynch's distress ratio (defined as the proportion of bonds yielding 10% over U.S. Treasuries) ended the month of October at 20%, down significantly from its recent high of 83.6% in November 2008.

The new issue market began the year slowly after being virtually shut down at the end of 2008. As the year progressed, activity picked up and there has been a material increase in diversity among issuers. For the first time since the summer of 2008, lower rated and more cyclical companies were able to access the debt market. Year-to-date 2009, there have been $139.7 billion in high yield bonds issued — on pace with 2004's all time record of $158.2 billion.

The demand for high yield products continues to be strong as AMG Data Services reported that high yield mutual funds continue to experience net inflows. In fact, on a year-to-date basis, retail net fund inflows have totaled more than $29.1 billion.

Strategic Review and Outlook: Cautiously optimistic going forward

For the 12-month period ended October 31, 2009, the Fund outperformed its benchmark. Superior security selection in the forestry, cable, and electric-generation sectors contributed to positive performance. In contrast, an underweight to the finance sectors (which, in this context, are comprised of deeply subordinated, highly volatile securities) hurt relative returns. Additionally, security selection in the telecommunications-integrated sector also detracted from performance.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2009 (unaudited)

The new issue market has made capital available to a broader selection of issuers, allowing lower-quality issuers to refinance and extend debt maturities. This improved liquidity, along with inflows to the high yield market, has lowered expectations for upcoming defaults. Moody's is currently forecasting that the October 2010 global default rate will decline to 4.2% from its current rate of 12.4%. However, despite the recent strength shown in the high yield market, the fundamental backdrop remains challenging. Indicators such as unemployment and retail sales continue to point toward a weak economic backdrop. Although we believe recent policy initiatives by U.S. and foreign governments should ultimately stabilize the financial markets and the broader global economy, we expect conditions to stay volatile in the short term as the environment is still challenging and balance sheet repair is continuing.

Given this backdrop and the market's recent rally, we remain selective with portfolio construction and continue to opportunistically pare back exposures in riskier names. Additionally, we have taken advantage of opportunities in the new issue market, especially in bonds that are more senior in capital structure and priced at attractive yields. We have maintained core holdings in the more defensive industries and remain relatively constructive on several issuers in the cable, telecommunications, technology and support services sectors. In contrast, we remain cautious with respect to consumer-driven and more cyclical industries, and have sought to limit exposures to those sectors.

Martha Metcalf Chief Investment Officer*	George Hornig Chief Exective Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

1  Assuming reinvestment of dividends of $0.34 per share.

2  The Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. Investors cannot invest directly in an index.

*  Martha B. Metcalf is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and head of the U.S. High Yield Management Team. She has served in these capacities since 2005. From 2000 until 2005, she was a Managing Director and Portfolio Manager of Global High Yield Bonds, and head of a global high yield business with responsibility for total return, as well as structured portfolios at Invesco. Prior to her tenure at Invesco, Ms. Metcalf served for over ten years at JPMorgan Investment Management, where she was Vice President and Portfolio Manager for High Yield Corporate Bonds.

**  George Hornig is a Managing Director of Credit Suisse. He is the Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas. Mr. Hornig has been associated with Credit Suisse since 1999.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2009 (unaudited)

Top Ten Holdings

(% of net assets as of 10/31/09)

Security Description

1.	Texas Competitive Electric Holdings Co., LLC, Series A 10.25% 11/01/15	1.76%
2.	Ford Motor Credit Co. 7.0% 10/01/13	1.68%
3.	GMAC, Inc. 7.25% 03/02/11	1.57%
4.	Nextel Communications, Inc. 5.95% 03/15/14	1.53%
5.	Intelsat Corp. 9.25% 08/15/14	1.40%
6.	DISH DBS Corp. 7.88% 09/01/19	1.12%
7.	Global Crossing UK Finance PLC 10.75% 12/15/14	0.99%
8.	Chesapeake Energy Corp. 6.88% 01/15/16	0.98%
9.	HCA, Inc. 9.25% 11/15/16	0.90%
10.	Atlantic Broadband Finance LLC 9.38% 01/15/14	0.90%

Credit Quality Breakdown*

(% of total investments as of 10/31/09)

S&P Ratings
BBB	0.6%
BB	22.5
B	42.5
CCC	21.5
CC	2.7
C	0.7
D	4.4
NR	2.1
Subtotal	97.0
Equity and Other	3.0
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse High Yield Bond Fund

Average Annual Returns

October 31, 2009 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	53.12%	(1.74)%	1.95%	3.08%
Market Value	59.92%	(4.12)%	(0.94)%	3.01%

Credit Suisse currently waives fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the fund may be lower or higher than the figures shown. The fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS (110.7%)
Aerospace & Defense (1.2%)
$575	BE Aerospace, Inc., Senior Unsecured Notes (Callable 07/01/13 @ $104.25)	(BB, Ba3)	07/01/18	8.500	$599,437
750	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/11 @ $104.25)	(CCC-, Caa3)	04/01/15	8.500	586,875
825	Hawker Beechcraft Notes Co., Global Company Guaranteed Notes (Callable 04/01/12 @ $104.88)	(CCC-, Ca)	04/01/17	9.750	554,813
					1,741,125
Agriculture (0.4%)
650	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 11/01/09 @ $100.00) ‡	(B-, B3)	11/01/11	11.000	651,625
Auto Loans (3.1%)
425	Ford Motor Credit Co. LLC, Global Senior Unsecured Notes	(CCC+, B3)	06/15/10	7.875	429,207
775	Ford Motor Credit Co. LLC, Global Senior Unsecured Notes	(CCC+, B3)	08/01/12	7.500	755,195
2,685	Ford Motor Credit Co. LLC, Global Senior Unsecured Notes	(CCC+, B3)	10/01/13	7.000	2,549,190
325	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(CCC+, B3)	08/10/11	9.875	332,568
575	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(CCC+, B3)	10/01/14	8.700	574,925
100	Ford Motor Credit Co. LLC, Senior Unsecured Notes	(CCC+, B3)	12/15/16	8.000	96,729
					4,737,814
Auto Parts & Equipment (2.8%)
975	Altra Industrial Motion, Inc., Global Company Guaranteed Notes (Callable 12/01/09 @ $102.25)	(B+, B1)	12/01/11	9.000	1,000,594
775	American Axle & Manufacturing, Inc., Company Guaranteed Notes (Callable 03/01/12 @ $103.94)	(CCC-, Ca)	03/01/17	7.875	550,250
1,200	American Tire Distributors, Inc., Global Company Guarnteed Notes (Callable 04/01/10 @ $102.69)	(CCC+, Caa1)	04/01/13	10.750	1,129,500
800	Stanadyne Corp., Series 1, Global Senior Subordinated Notes (Callable 08/15/10 @ $103.33)	(CCC, Caa1)	08/15/14	10.000	692,000
848	The Goodyear Tire & Rubber Co., Global Company Guaranteed Notes (Callable 07/01/10 @ $104.50)	(B+, B1)	07/01/15	9.000	877,680
50	The Goodyear Tire & Rubber Co., Senior Unsecured Notes (Callable 05/15/12 @ $107.88)	(B+, B1)	05/15/16	10.500	54,375
					4,304,399
Banks (3.8%)
800	CIT Group, Inc., Global Senior Unsecured Notes ø	(D, Ca)	02/01/10	4.250	524,274
1,450	CIT Group, Inc., Senior Unsecured Notes ø	(D, Ca)	02/13/12	5.400	950,365
2,390	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	03/02/11	7.250	2,372,075
744	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	04/01/11	6.000	721,680
47	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	12/15/11	6.000	44,533
99	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	12/31/13	7.500	92,565
1,007	GMAC, Inc., Rule 144A, Company Guaranteed Notes ‡	(CCC, Ca)	12/01/14	6.750	923,922
119	GMAC, Inc., Rule 144A, Subordinated Notes ‡	(CC, Ca)	12/31/18	8.000	98,770
					5,728,184
Beverages (0.5%)
675	Constellation Brands, Inc., Company Guaranteed Notes	(BB, Ba3)	09/01/16	7.250	680,063
Building & Construction (1.4%)
741	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ $105.50) +‡	(NR, NR)	06/30/15	0.000	148,200
600	K Hovnanian Enterprises, Inc., Global Company Guaranteed Notes	(CCC-, Caa2)	01/15/16	6.250	429,000
950	Standard Pacific Corp., Company Guaranteed Notes	(CCC, Caa1)	04/01/14	6.250	840,750
1,000	William Lyon Homes, Inc., Company Guaranteed Notes (Callable 04/01/10 @ $101.79)	(D, Caa3)	04/01/13	10.750	655,000
					2,072,950
Building Materials (2.2%)
1,000	AMH Holdings Inc., Global Senior Discount Notes (Callable 03/01/10 @ $103.75)	(CCC-, Caa2)	03/01/14	11.250	925,000
700	Building Materials Corp. of America, Global Secured Notes (Callable 08/01/10 @ $102.58)	(B+, B3)	08/01/14	7.750	693,000
1,035	CPG International I, Inc., Global Company Guaranteed Notes (Callable 07/01/10 @ $102.63)	(B-, Caa1)	07/01/13	10.500	884,925
500	Dayton Superior Corp., Company Guaranteed Notes ø	(D, NR)	06/15/09	13.000	166,250
250	Norcraft Capital Corp., Global Senior Discount Notes (Callable 09/01/10 @ $100.00)	(CCC, Caa1)	09/01/12	9.750	236,875
325	Norcraft Finance Corp., Global Company Guaranteed Notes (Callable 11/01/09 @ $100.00)	(B, Ba3)	11/01/11	9.000	324,187
1,000	NTK Holdings, Inc., Global Senior Discount Notes (Callable 09/01/10 @ $103.58) ø	(D, Ca)	03/01/14	10.750	36,250
					3,266,487

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Chemicals (3.9%)
$300	Chemtura Corp., Company Guaranteed Notes ø	(NR, NR)	06/01/16	6.875	$317,250
550	Koppers Holdings, Inc., Global Senior Discount Notes (Callable 11/15/09 @ $104.94) +	(B-, B2)	11/15/14	0.000	552,750
250	Momentive Performance Materials, Inc., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.88)	(C, Caa2)	12/01/14	9.750	210,000
701	Momentive Performance Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/11 @ $106.25) ‡	(C, B3)	06/15/14	12.500	736,050
350	Nalco Co., Global Company Guaranteed Notes (Callable 11/15/09 @ $102.96)	(B, B2)	11/15/13	8.875	362,250
275	Nalco Co., Global Company Guaranteed Notes (Callable 11/15/09 @ $103.00)	(NR, B2)	11/15/13	9.000	419,950
575	Nalco Finance Holdings, Inc., Global Senior Discount Notes (Callable 02/01/10 @ $103.00)	(B, B2)	02/01/14	9.000	595,125
725	PolyOne Corp., Senior Unsecured Notes	(B-, B1)	05/01/12	8.875	735,875
1,175	Reichhold Industries, Inc., Rule 144A, Senior Notes (Callable 08/15/10 @ $104.50) ‡	(CCC+, Caa2)	08/15/14	9.000	957,625
975	Terra Capital, Inc., Rule 144A, Senior Notes (Callable 11/01/14 @ $103.88) ‡	(BB, B1)	11/01/19	7.750	984,750
					5,871,625
Computer Hardware (0.5%)
825	Activant Solutions, Inc., Global Company Guaranteed Notes (Callable 05/01/11 @ $104.75)	(CCC+, Caa1)	05/01/16	9.500	754,875
Consumer Products (1.5%)
950	AAC Group Holding Corp., Rule 144A, Senior Discount Notes (Callable 10/01/10 @ $100.00) ‡	(CCC, NR)	10/01/12	10.250	931,000
725	Amscan Holdings, Inc., Global Senior Subordinated Notes (Callable 05/01/10 @ $102.92)	(CCC+, Caa1)	05/01/14	8.750	688,750
640	Prestige Brands, Inc., Global Senior Subordinated Notes (Callable 04/15/10 @ $100.00)	(B-, B3)	04/15/12	9.250	656,000
					2,275,750
Diversified Capital Goods (3.8%)
450	Anixter, Inc., Company Guaranteed Notes	(BB+, Ba2)	03/15/14	10.000	489,375
625	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ $104.62) ‡	(B+, Ba2)	06/15/19	9.250	671,875
650	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 10/01/10 @ $100.00)	(B+, B3)	10/01/12	9.875	648,375
925	Esco Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/09 @ $101.00) #‡	(B, B2)	12/15/13	4.174	848,687
100	Esco Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/10 @ $104.31) ‡	(B, B2)	12/15/13	8.625	99,250
875	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.69)	(B-, Caa1)	06/01/17	7.375	761,250
575	Rexnord LLC, Global Company Guaranteed Notes (Callable 08/01/10 @ $104.75)	(B-, Caa2)	08/01/14	9.500	572,125
425	Sensus USA, Inc., Global Company Guaranteed Notes (Callable 12/15/09 @ $102.87)	(B-, B3)	12/15/13	8.625	427,125
600	Titan International, Inc., Global Company Guaranteed Notes	(B-, Caa1)	01/15/12	8.000	573,000
738	TriMas Corp., Global Company Guaranteed Notes (Callable 06/15/10 @ $100.00)	(B-, Caa2)	06/15/12	9.875	690,030
					5,781,092
Electric - Generation (5.7%)
1,275	Dynegy Holdings, Inc., Global Senior Unsecured Notes	(B, B3)	05/01/16	8.375	1,195,312
1,475	Edison Mission Energy, Global Senior Unsecured Notes	(B, B2)	05/15/17	7.000	1,198,437
675	Edison Mission Energy, Global Senior Unsecured Notes	(B, B2)	05/15/19	7.200	541,688
1,025	Mirant Americas Generation LLC, Senior Unsecured Notes	(B-, B3)	10/01/21	8.500	917,375
447	Mirant Mid Atlantic Trust, Series B, Global Pass Thru Certificates	(BB, Ba1)	06/30/17	9.125	451,737
350	NRG Energy, Inc., Company Guaranteed Notes (Callable 01/15/12 @ $103.69)	(BB-, B1)	01/15/17	7.375	347,375
550	NRG Energy, Inc., Company Guaranteed Notes (Callable 02/01/11 @ $103.69)	(BB-, B1)	02/01/16	7.375	547,938
3,725	Texas Competitive Electric Holdings Co., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13)	(CC, Caa2)	11/01/15	10.250	2,663,375
1,175	Texas Competitive Electric Holdings Co., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/11 @ $105.13)	(CC, Caa2)	11/01/15	10.250	840,125
					8,703,362
Electric - Integrated (1.3%)
1,175	The AES Corp., Global Senior Unsecured Notes	(BB-, B1)	10/15/17	8.000	1,186,750
550	The AES Corp., Rule 144A, Senior Unsecured Notes ‡	(BB-, B1)	04/15/16	9.750	602,250
175	The AES Corp., Senior Unsecured Notes	(BB-, B1)	03/01/14	7.750	176,750
					1,965,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Electronics (2.2%)
$450	Amkor Technology, Inc., Global Senior Notes (Callable 05/15/10 @ $101.29)	(B+, B2)	05/15/13	7.750	$450,562
800	Freescale Semiconductor, Inc., Company Guaranteed Notes (Callable 12/15/11 @ $105.06)	(CCC, Caa3)	12/15/16	10.125	572,000
275	Jabil Circuit, Inc., Global Senior Unsecured Notes	(BB+, Ba1)	03/15/18	8.250	293,563
825	Sanmina-SCI Corp., Company Guaranteed Notes (Callable 03/01/11 @ $104.06)	(CCC, B3)	03/01/16	8.125	792,000
1,200	Viasystems, Inc., Global Company Guaranteed Notes (Callable 01/15/10 @ $100.00)	(B+, Caa1)	01/15/11	10.500	1,206,000
					3,314,125
Energy - Exploration & Production (6.4%)
500	Berry Petroleum Co., Senior Subordinated Notes (Callable 11/01/11 @ $104.13)	(B, B3)	11/01/16	8.250	488,750
150	Chesapeake Energy Corp., Company Guaranteed Notes	(BB, Ba3)	07/15/13	7.625	155,250
300	Chesapeake Energy Corp., Company Guaranteed Notes	(BB, Ba3)	12/15/18	7.250	291,750
1,525	Chesapeake Energy Corp., Global Company Guaranteed Notes (Callable 01/15/10 @ $102.29)	(BB, Ba3)	01/15/16	6.875	1,479,250
450	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ $104.88)	(BB, B1)	03/01/16	9.750	484,875
1,000	Encore Acquisition Co., Company Guaranteed Notes (Callable 12/01/10 @ $103.63)	(B, B1)	12/01/17	7.250	960,000
450	Forest Oil Corp., Global Company Guaranteed Notes (Callable 06/15/12 @ $103.63)	(BB-, B1)	06/15/19	7.250	421,875
525	Hilcorp Finance Co., Rule 144A, Senior Unsecured Notes (Callable 06/01/11 @ $104.50) ‡	(BB-, B3)	06/01/16	9.000	527,625
800	Mariner Energy, Inc., Company Guaranteed Notes (Callable 05/15/12 @ $104.00)	(B+, B3)	05/15/17	8.000	756,000
475	Penn Virginia Corp., Senior Notes (Callable 06/15/13 @ $105.19)	(BB-, B2)	06/15/16	10.375	513,000
950	PetroHawk Energy Corp., Global Company Guaranteed Notes (Callable 06/01/12 @ $103.94)	(B, B3)	06/01/15	7.875	964,250
275	Pioneer Natural Resources Co., Senior Unsecured Notes	(BB+, Ba1)	03/15/17	6.650	264,313
625	Plains Exploration & Production Co., Company Guaranteed Notes (Callable 06/15/11 @ $103.88)	(BB, B1)	06/15/15	7.750	620,312
350	Range Resources Corp., Company Guaranteed Notes (Callable 10/01/12 @ $103.75)	(BB, Ba3)	10/01/17	7.500	352,625
550	Stone Energy Corp., Global Senior Subordinated Notes (Callable 12/15/09 @ $103.38)	(B, Caa1)	12/15/14	6.750	459,250
475	Swift Energy Co, Company Guaranteed Notes (Callable 06/01/12 @ $103.56)	(BB-, B3)	06/01/17	7.125	434,625
450	Whiting Petroleum Corp., Global Company Guaranteed Notes	(BB, B1)	02/01/14	7.000	450,563
					9,624,313
Energy - Integrated (0.6%)
900	Headwaters, Inc., Rule 144A, Senior Notes (Callable 11/01/12 @ $105.69) ‡	(B+, B2)	11/01/14	11.375	906,750
Environmental (0.2%)
350	Casella Waste Systems, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/12 @ $105.50) ‡	(B+, B2)	07/15/14	11.000	375,375
Food & Drug Retailers (0.9%)
350	Ingles Markets, Inc., Global Senior Unsecured Notes (Callable 05/15/13 @ $104.44)	(BB-, B1)	05/15/17	8.875	360,500
450	Rite Aid Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $104.69)	(CCC, Caa3)	12/15/15	9.375	375,750
475	Rite Aid Corp., Global Senior Secured Notes (Callable 06/12/13 @ $104.88)	(B+, B3)	06/12/16	9.750	515,375
75	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 04/15/11 @ $103.88)	(B+, B2)	04/15/15	7.750	74,438
25	Stater Brothers Holdings, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $100.00)	(B+, B2)	06/15/12	8.125	25,250
					1,351,313
Food - Wholesale (0.6%)
250	Chiquita Brands International, Inc., Global Senior Unsecured Notes (Callable 11/01/09 @ $103.75)	(B, Caa2)	11/01/14	7.500	251,250
175	Dole Food Co., Inc., Global Company Guaranteed Notes	(B-, Caa1)	03/15/11	8.875	175,438
425	Smithfield Foods, Inc., Rule 144A, Senior Secured Notes ‡	(B+, Ba3)	07/15/14	10.000	448,375
25	Smithfield Foods, Inc., Series B, Global Senior Unsecured Notes	(B-, Caa1)	05/15/13	7.750	22,500
					897,563
Forestry & Paper (3.3%)
478	Boise Cascade LLC, Global Company Guaranteed Notes (Callable 10/15/10 @ $102.38)	(B+, Caa1)	10/15/14	7.125	399,130
750	Georgia-Pacific LLC, Global Senior Notes	(BB, B2)	01/15/24	8.000	761,250
300	Georgia-Pacific LLC, Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $103.56) ‡	(BB+, Ba3)	01/15/17	7.125	304,500
300	Georgia-Pacific LLC Rule 144A, Company Guaranteed Notes (Callable 05/01/13 @ $104.13) ‡	(BB+, Ba3)	05/01/16	8.250	319,500
625	Newark Group, Inc., Global Senior Unsecured Notes (Callable 03/15/10 @ $103.25) ø	(D, C)	03/15/14	9.750	175,000
405	NewPage Corp., Global Company Guaranteed Notes (Callable 05/01/10 @ $103.00)	(CCC-, Caa3)	05/01/13	12.000	200,475
1,300	NewPage Corp., Rule 144A, Senior Secured Notes (Callable 03/31/12 @ $105.00) ‡	(CCC+, B2)	12/31/14	11.375	1,303,250

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Forestry & Paper
$950	Smurfit-Stone Container Enterprises, Inc., Global Senior Unsecured Notes (Callable 07/01/10 @ $100.00) ø	(D, NR)	07/01/12	8.375	$748,125
1,125	Verso Paper, Inc., Series B, Global Company Guaranteed Notes (Callable 08/01/11 @ $105.69)	(CCC, Caa1)	08/01/16	11.375	736,875
75	Verso Paper, Inc., Series B, Global Senior Secured Notes (Callable 08/01/10 @ $104.56)	(B-, B2)	08/01/14	9.125	62,625
					5,010,730
Gaming (7.5%)
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/10 @ $104.69) ø‡	(NR, NR)	12/15/14	9.375	147,250
200	Caesars Entertainment, Inc., Global Company Guaranteed Notes	(CCC-, Ca)	03/15/10	7.875	199,500
1,000	Caesars Entertainment, Inc., Global Company Guaranteed Notes	(CCC-, Ca)	05/15/11	8.125	997,500
1,225	CCM Merger, Inc., Rule 144A, Notes (Callable 08/01/10 @ $102.00) ‡	(CCC+, Caa3)	08/01/13	8.000	1,010,625
280	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/11 @ $103.63) ‡	(B, B2)	11/15/19	7.250	181,300
575	FireKeepers Development Authority, Rule 144A, Senior Secured Notes (Callable 05/01/12 @ $110.50) ‡	(B, B3)	05/01/15	13.875	623,875
625	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 06/15/11 @ $105.13) ø‡	(NR, NR)	06/15/15	11.000	25,000
850	Harrahs Escrow Corp., Rule 144A, Senior Secured Notes (Callable 06/01/13 @ $105.62) ‡	(B-, Caa1)	06/01/17	11.250	871,250
750	Inn of the Mountain Gods Resort & Casino, Global Company Guaranteed Notes (Callable 11/15/09 @ $100.00) ø	(D, Ca)	11/15/10	12.000	301,875
1,250	Jacobs Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/15/10 @ $104.88)	(B-, B3)	06/15/14	9.750	1,143,750
950	Majestic Star Casino Capital Corp., Senior Secured Notes ø	(D, Caa3)	10/15/10	9.500	634,125
1,275	Mashantucket Western Pequot Tribe, Rule 144A, Bonds (Callable 11/15/11 @ $104.25) ‡	(CCC, Ca)	11/15/15	8.500	414,375
700	MGM Mirage, Inc., Company Guaranteed Notes	(CCC+, Caa2)	01/15/17	7.625	533,750
825	MGM Mirage, Inc., Global Company Guaranteed Notes	(CCC+, Caa2)	04/01/16	6.875	627,000
675	MGM Mirage, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/13 @ $105.56) ‡	(B, B1)	11/15/17	11.125	745,875
1,200	MTR Gaming Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/11 @ $106.31) ‡	(B, B2)	07/15/14	12.625	1,182,000
950	Peninsula Gaming LLC, Rule 144A, Senior Unsecured Notes (Callable 08/15/13 @ $105.38) ‡	(B, B3)	08/15/17	10.750	947,625
670	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/10 @ $104.81) ø	(NR, NR)	12/15/14	9.625	1,256
775	Turning Stone Resort Casino Enterprise, Rule 144A, Senior Unsecured Notes (Callable 09/15/10 @ $104.56) ‡	(B+, B1)	09/15/14	9.125	744,000
					11,331,931
Gas Distribution (3.3%)
525	Amerigas Partners LP, Global Senior Unsecured Notes (Callable 05/20/10 @ $103.63)	(NR, Ba3)	05/20/15	7.250	519,750
375	El Paso Corp., Senior Unsecured Notes	(BB-, Ba3)	02/15/16	8.250	390,074
600	El Paso Corp., Senior Unsecured Notes	(BB-, Ba3)	06/01/18	7.250	602,119
925	El Paso Performance-Linked Trust, Rule 144A, Senior Unsecured Notes ‡	(NR, Ba3)	07/15/11	7.750	950,303
425	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B+, B1)	03/01/16	8.250	433,500
275	Inergy Finance Corp., Global Company Guaranteed Notes (Callable 12/15/09 @ $103.44)	(B+, B1)	12/15/14	6.875	268,125
550	MarkWest Energy Finance Corp., Series B, Global Company Guaranteed Notes (Callable 04/15/13 @ $104.38)	(B+, B2)	04/15/18	8.750	565,125
625	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 07/01/12 @ $104.13)	(B, B2)	07/01/16	8.250	615,625
675	The Williams Cos., Inc., Series A, Global Senior Unsecured Notes	(BB+, Baa3)	01/15/31	7.500	699,657
					5,044,278
Health Services (7.9%)
815	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/11 @ $104.94)	(B, Caa1)	11/01/15	9.875	847,600
300	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.00)	(B-, B3)	10/15/17	10.000	325,875
120	Biomet, Inc., Global Company Guaranteed Notes (Callable 10/15/12 @ $105.81)	(B-, Caa1)	10/15/17	11.625	132,150
650	Community Health Systems, Inc., Global Company Guaranteed Notes (Callable 07/15/11 @ $104.44)	(B, B3)	07/15/15	8.875	671,125
1,300	HCA, Inc., Global Secured Notes (Callable 11/15/11 @ $104.63)	(BB-, B2)	11/15/16	9.250	1,361,750
675	HCA, Inc., Global Senior Unsecured Notes	(B-, Caa1)	01/15/15	6.375	634,500
725	HCA, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/14 @ $103.94) ‡	(BB, Ba3)	02/15/20	7.875	748,563
775	HCA, Inc., Senior Unsecured Notes	(B-, Caa1)	02/15/13	6.250	753,687
625	HCA, Inc., Senior Unsecured Notes	(B-, Caa1)	07/15/13	6.750	610,938
425	Healthsouth Corp., Global Company Guaranteed Notes (Callable 06/15/11 @ $105.38)	(CCC+, Caa1)	06/15/16	10.750	463,250
450	Inverness Medical Innovations, Inc., Senior Subordinated Notes (Callable 05/15/13 @ $104.50)	(B-, B3)	05/15/16	9.000	457,875
525	Omega Healthcare Investors, Inc., Global Company Guaranteed Notes (Callable 01/15/11 @ $103.50)	(BB+, Ba3)	01/15/16	7.000	504,000
250	Rural/Metro Corp., Global Senior Discount Notes (Callable 03/15/10 @ $106.38) +	(CCC+, Caa1)	03/15/16	0.000	250,000
400	Service Corporation International, Global Senior Unsecured Notes	(BB-, B1)	10/01/18	7.625	399,000
550	Stewart Enterprises, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $101.56)	(BB-, Ba3)	02/15/13	6.250	541,750
775	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, Caa2)	02/01/15	9.250	807,937

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Health Services
$925	Tenet Healthcare Corp., Rule 144A, Senior Secured Notes (Callable 07/01/14 @ $104.37) ‡	(BB-, B2)	07/01/19	8.875	$994,375
175	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/10 @ $101.00) #	(B+, B3)	06/01/15	4.635	147,875
275	Universal Hospital Services, Inc., Global Senior Secured Notes (Callable 06/01/11 @ $104.25)	(B+, B3)	06/01/15	8.500	273,625
450	Vanguard Health Holding Co. II LLC, Global Company Guaranteed Notes (Callable 10/01/10 @ $103.00)	(CCC+, Caa1)	10/01/14	9.000	470,250
600	VWR Funding, Inc., Series B, Global Company Guaranteed Notes (Callable 07/15/11 @ $105.13)	(B-, Caa1)	07/15/15	10.250	564,000
					11,960,125
Hotels (0.8%)
525	Host Hotels & Resorts LP, Rule 144A, Senior Unsecured Notes (Callable 05/15/13 @ $104.50) ‡	(BB+, Ba1)	05/15/17	9.000	564,375
725	Host Hotels & Resorts LP, Series Q, Global Company Guaranteed Notes (Callable 06/01/11 @ $103.33)	(BB+, Ba1)	06/01/16	6.750	694,188
					1,258,563
Household & Leisure Products (0.8%)
700	ACCO Brands Corp., Rule 144A, Senior Secured Notes (Callable 09/15/12 @ $105.31) ‡	(BB-, B2)	03/15/15	10.625	752,500
450	ALH Finance Corp., Global Company Guaranteed Notes (Callable 01/15/10 @ 102.13)	(CCC+, Caa1)	01/15/13	8.500	441,000
					1,193,500
lnvestments & Misc. Financial Services (0.4%)
700	Nuveen Investments, Inc., Rule 144A, Senior Notes (Callable 11/15/11 @ $105.25) ‡	(CCC, Caa3)	11/15/15	10.500	623,000
Leisure (0.2%)
122	Six Flags Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ $106.12) ø‡	(D, Ca)	07/15/16	12.250	114,070
900	Six Flags, Inc., Global Senior Unsecured Notes (Callable 06/01/10 @ $103.21) ø	(D, NR)	06/01/14	9.625	229,500
					343,570
Machinery (1.0%)
650	Baldor Electric Co., Company Guaranteed Notes (Callable 02/15/12 @ $104.31)	(B, B3)	02/15/17	8.625	672,750
525	CPM Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 09/01/12 @ $105.31) ‡	(B+, B2)	09/01/14	10.625	551,250
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ $104.00)	(B, Caa1)	11/15/17	8.000	231,875
					1,455,875
Media - Broadcast (1.8%)
725	Allbritton Communications Co., Global Senior Subordinated Notes (Callable 12/15/09 @ $101.29)	(B-, Caa1)	12/15/12	7.750	688,750
795	Barrington Broadcasting Capital Corp., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.25)	(CCC-, Caa3)	08/15/14	10.500	465,075
1,175	Clear Channel Communications, Inc., Senior Unsecured Notes	(CC, Ca)	09/15/14	5.500	464,125
74	CMP Susquehanna Corp., Global Company Guranteed Notes (Callable 05/15/10 @ $104.94)	(NR, NR)	05/15/14	9.875	25,900
550	Fisher Communications, Inc., Global Company Guaranteed Notes (Callable 09/15/10 @ $102.88)	(B-, B2)	09/15/14	8.625	519,750
630	Local TV Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 06/15/11 @ $104.63) ‡	(CCC, Caa3)	06/15/15	9.250	225,225
389	Umbrella Acquisition, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/11 @ $104.88) ‡	(CCC, Caa2)	03/15/15	9.750	303,751
1,525	Young Broadcasting, Inc., Global Company Guaranteed Notes (Callable 01/15/10 @ $102.92) ø	(D, NR)	01/15/14	8.750	15,250
					2,707,826
Media - Cable (5.6%)
1,375	Atlantic Broadband Finance LLC, Global Company Guaranteed Notes (Callable 01/15/10 @ $103.13)	(B-, Caa1)	01/15/14	9.375	1,357,813
1,000	CCH II Capital Corp., Series B, Global Senior Unsecured Notes ø	(D, NR)	09/15/10	10.250	1,210,000
675	Cequel Capital Corp., Rule 144A, Senior Notes (Callable 11/15/12 @ $106.47) ‡	(B-, B3)	11/15/17	8.625	665,415
792	Charter Communications Holdings Capital, Senior Unsecured Notes ø	(D, NR)	04/01/11	9.920	7,999
325	Charter Communications Operating Capital, Rule 144A, Secured Notes ø‡	(D, B1)	04/30/12	10.000	331,500
825	CSC Holdings, Inc., Rule 144A, Senior Unsecured Notes ‡	(BB, Ba3)	04/15/14	8.500	875,531
675	CSC Holdings, Inc., Rule 144A, Senior Unsecured Notes ‡	(BB, Ba3)	02/15/19	8.625	723,938
275	CSC Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/15/12 @ $104.25) ‡	(BB, Ba3)	06/15/15	8.500	291,844
700	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	10/01/14	6.625	684,250
1,650	DISH DBS Corp., Rule 144A, Company Guaranteed Notes ‡	(BB-, Ba3)	09/01/19	7.875	1,697,437
175	Mediacom Broadband Corp., Global Senior Unsecured Notes (Callable 10/15/10 @ $104.25)	(B-, B3)	10/15/15	8.500	177,625
500	Mediacom Capital Corp., Rule 144A, Senior Notes (Callable 08/15/14 @ $104.56) ‡	(B-, B3)	08/15/19	9.125	518,750
					8,542,102

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Media - Services (1.0%)
$450	Nielsen Finance Co., Global Company Guaranteed Notes (Callable 05/01/13 @ $105.75)	(B-, Caa1)	05/01/16	11.500	$480,375
575	WMG Acquisition Corp., Global Company Guaranteed Notes (Callable 04/15/10 @ $102.46)	(B, B1)	04/15/14	7.375	549,125
400	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 06/15/13 @ $104.75) ‡	(BB, Ba2)	06/15/16	9.500	429,000
					1,458,500
Metals & Mining - Excluding Steel (1.6%)
225	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.50) ø	(D, NR)	12/15/14	9.000	810
1,100	Aleris International, Inc., Global Company Guaranteed Notes (Callable 12/15/11 @ $105.00) ø	(D, NR)	12/15/16	10.000	9,735
800	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes (Callable 04/01/11 @ $104.13)	(BBB-, Ba2)	04/01/15	8.250	858,937
1,462	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes (Callable 05/15/10 @ $100.00) #	(D, Caa2)	05/15/15	5.413	1,034,670
525	Novelis, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/12 @ $108.63) ‡	(B-, Caa1)	02/15/15	11.500	548,625
					2,452,777
Non-Food & Drug Retailers (3.3%)
600	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/15/12 @ $103.81)	(B-, Caa1)	03/15/17	7.625	543,000
1,350	Brookstone Co., Inc., Global Senior Secured Notes (Callable 10/15/10 @ $103.00)	(CCC-, Caa3)	10/15/12	12.000	702,000
490	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $105.00)	(CCC, Caa2)	11/01/14	10.000	492,450
645	Michaels Stores, Inc., Global Company Guaranteed Notes (Callable 11/01/11 @ $105.69)	(CCC, Caa3)	11/01/16	11.375	627,262
600	SGS International, Inc., Global Company Guaranteed Notes (Callable 12/15/09 @ $106.00)	(B-, B3)	12/15/13	12.000	573,000
520	Susser Finance Corp., Global Company Guaranteed Notes (Callable 12/15/09 @ $105.31)	(B+, B3)	12/15/13	10.625	540,800
1,185	The Neiman Marcus Group, Inc., Global Company Guaranteed Notes (Callable 10/15/10 @ $105.19)	(CCC+, Caa3)	10/15/15	10.375	1,048,725
460	Yankee Acquisition Corp., Series B, Global Company Guaranteed Notes (Callable 02/15/11 @ $104.25)	(B-, B3)	02/15/15	8.500	441,600
					4,968,837
Oil Field Equipment & Services (1.6%)
550	Bristow Group, Inc., Global Company Guaranteed Notes (Callable 09/15/12 @ $103.75)	(BB, Ba2)	09/15/17	7.500	532,125
550	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/12 @ $104.75) ‡	(B+, B3)	01/15/16	9.500	567,875
300	Hornbeck Offshore Services, Inc., Rule 144A, Senior Notes (Callable 09/01/13 @ $104.00) ‡	(BB-, Ba3)	09/01/17	8.000	298,500
350	Hornbeck Offshore Services, Inc., Series B, Global Company Guaranteed Notes (Callable 12/01/09 @ $103.06)	(BB-, Ba3)	12/01/14	6.125	325,500
450	Key Energy Services, Inc., Global Company Guaranteed Notes (Callable 12/01/11 @ $104.19)	(BB-, B1)	12/01/14	8.375	441,562
200	Pride International, Inc., Senior Unsecured Notes	(BBB-, Ba1)	06/15/19	8.500	224,500
					2,390,062
Oil Refining & Marketing (0.8%)
500	Petroplus Finance, Ltd., Rule 144A, Senior Unsecured Notes (Callable 09/15/15 @ $104.69) (Bermuda) ‡	(BB-, B1)	09/15/19	9.375	503,750
750	Western Refining, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/11 @ $105.00) #‡	(BB-, B3)	06/15/14	10.750	697,500
					1,201,250
Packaging (1.9%)
880	Berry Plastics Corp., Global Secured Notes (Callable 09/15/10 @ $104.44)	(CCC, Caa1)	09/15/14	8.875	820,600
575	Berry Plastics Escrow Corp., Rule 144A, Senior Secured Notes (Callable 11/15/12 @ $104.13) ‡	(B, B1)	11/15/15	8.250	568,336
50	GPC Capital Corp. I, Global Company Guaranteed Notes (Callable 10/15/10 @ $100.00)	(CCC+, Caa1)	10/15/12	8.500	50,625
725	GPC Capital Corp. I, Global Company Guaranteed Notes (Callable 10/15/10 @ $103.29)	(CCC+, Caa1)	10/15/14	9.875	743,125
814	Pliant Corp., Global Senior Secured Notes ø	(D, NR)	06/15/09	11.850	718,520
					2,901,206
Pharmaceuticals (0.4%)
550	QHP Royalty Sub LLC, Rule 144A, Senior Secured Notes ‡	(NR, NR)	03/15/15	10.250	550,000
Printing & Publishing (1.7%)
950	Cengage Learning Acquisitions, Inc., Rule 144A, Senior Notes (Callable 07/15/11 @ $105.25) ‡	(CCC+, Caa2)	01/15/15	10.500	902,500
1,000	Cenveo Corp., Global Senior Subordinated Notes (Callable 12/01/09 @ $102.63)	(B-, Caa1)	12/01/13	7.875	877,500
1,675	Idearc, Inc., Global Company Guaranteed Notes (Callable 11/15/11 @ $104.00) ø	(D, NR)	11/15/16	8.000	92,125
1,800	The Reader's Digest Association, Inc., Global Company Guaranteed Notes (Callable 02/15/12 @ $104.50) ø	(D, NR)	02/15/17	9.000	27,000
785	Valassis Communications, Inc., Global Company Guaranteed Notes (Callable 03/01/11 @ $104.13)	(B-, B3)	03/01/15	8.250	745,750
					2,644,875

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Railroads (0.4%)
$600	Kansas City Southern Railway, Company Guaranteed Notes (Callable 06/01/12 @ $104.00)	(B+, B2)	06/01/15	8.000	$618,000
Restaurants (0.4%)
525	Denny's Holdings, Inc., Global Company Guaranteed Notes (Callable 10/01/10 @ $100.00)	(B-, Caa1)	10/01/12	10.000	538,125
Software/Services (2.9%)
750	First Data Corp., Global Company Guaranteed Notes (Callable 09/30/11 @ $104.94)	(B-, Caa1)	09/24/15	9.875	695,625
1,050	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 08/15/10 @ $105.13)	(B-, Caa1)	08/15/15	10.250	1,088,062
525	Unisys Corp., Rule 144A, Senior Secured Notes (Callable 10/15/12 @ $106.38) ‡	(BB-, Ba3)	10/15/14	12.750	576,188
1,150	Unisys Corp., Senior Unsecured Notes (Callable 01/15/12 @ $106.25)	(B, Caa1)	01/15/16	12.500	1,069,500
1,025	Vangent, Inc., Global Company Guaranteed Notes (Callable 02/15/11 @ $104.81)	(B-, Caa1)	02/15/15	9.625	981,437
					4,410,812
Steel Producers/Products (1.3%)
325	RathGibson, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $105.63) ø	(D, NR)	02/15/14	11.250	119,438
700	Ryerson, Inc., Global Senior Secured Notes (Callable 11/01/11 @ $106.00)	(CCC+, Caa1)	11/01/15	12.000	689,500
745	Steel Dynamics, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/15/12 @ $103.88) ‡	(BB+, Ba2)	04/15/16	8.250	752,450
525	Tube City IMS Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.88)	(B-, Caa1)	02/01/15	9.750	480,375
					2,041,763
Support - Services (5.1%)
300	ARAMARK Corp., Global Company Guaranteed Notes (Callable 02/01/10 @ $101.00) #	(B, B3)	02/01/15	3.983	267,000
150	ARAMARK Corp., Global Company Guaranteed Notes (Callable 02/01/11 @ $104.25)	(B, B3)	02/01/15	8.500	152,250
800	Ashtead Capital, Inc., Rule 144A, Secured Notes (Callable 08/15/11 @ $104.50) ‡	(B, B2)	08/15/16	9.000	792,000
525	DynCorp International, Series B, Global Senior Subordinated Notes (Callable 02/15/10 @ $102.38)	(B+, B1)	02/15/13	9.500	538,125
600	Hertz Corp., Global Company Guaranteed Notes (Callable 01/01/11 @ $105.25)	(CCC+, B3)	01/01/16	10.500	628,500
500	Iron Mountain, Inc., Senior Subordinated Notes (Callable 08/15/14 @ $104.19)	(B+, B2)	08/15/21	8.375	520,000
850	JohnsonDiversey Holdings, Inc., Series B, Global Discount Notes (Callable 05/15/10 @ $100.00)	(CCC+, Caa1)	05/15/13	10.670	867,000
1,050	Mobile Mini, Inc., Global Company Guaranteed Notes (Callable 08/01/10 @ $104.88)	(B+, B2)	08/01/14	9.750	1,086,750
550	RSC Equipment Rental, Inc., Global Company Guaranteed Notes (Callable 12/01/10 @ $104.75)	(B-, Caa2)	12/01/14	9.500	545,875
475	Sotheby's, Global Company Guaranteed Notes	(B, B1)	06/15/15	7.750	426,312
1,150	Travelport LLC, Global Company Guaranteed Notes (Callable 09/01/11 @ $105.94)	(CC, Caa1)	09/01/16	11.875	1,132,750
700	United Rentals North America, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/13 @ $105.44) ‡	(B, B2)	06/15/16	10.875	763,000
					7,719,562
Telecom - Integrated/Services (6.5%)
250	Cincinnati Bell, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $103.50)	(B+, Ba3)	02/15/15	7.000	240,000
400	Cincinnati Bell, Inc., Global Senior Subordinated Notes (Callable 01/15/10 @ $102.79)	(B-, B2)	01/15/14	8.375	400,000
1,075	Frontier Communications Corp., Global Senior Unsecured Notes	(BB, Ba2)	03/15/15	6.625	1,034,687
525	Frontier Communications Corp., Senior Unsecured Notes	(BB, Ba2)	10/01/18	8.125	529,594
700	HNS Finance Corp., Global Company Guaranteed Notes (Callable 04/15/10 @ $104.75)	(B, B1)	04/15/14	9.500	715,750
2,075	Intelsat Corp., Global Senior Unsecured Notes (Callable 08/15/10 @ $103.13)	(BB-, B3)	08/15/14	9.250	2,121,687
1,375	Level 3 Financing, Inc., Global Company Guaranteed Notes (Callable 02/15/10 @ $101.00) #	(CCC, Caa1)	02/15/15	4.601	1,007,188
1,050	Paetec Holding Corp., Series WI, Global Company Guaranteed Notes (Callable 07/15/11 @ $104.75)	(CCC+, Caa1)	07/15/15	9.500	966,000
525	Qwest Communications International, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/12 @ $104.00) ‡	(B+, Ba3)	10/01/15	8.000	523,688
1,250	Qwest Communications International, Inc., Series B, Global Company Guaranteed Notes (Callable 02/15/10 @ $102.50)	(B+, Ba3)	02/15/14	7.500	1,231,250
550	Windstream Corp., Global Company Guaranteed Notes (Callable 08/01/11 @ $104.31)	(BB, Ba3)	08/01/16	8.625	567,875
550	Windstream Corp., Rule 144A, Company Guaranteed Notes ‡	(BB, Ba3)	11/01/17	7.875	558,250
					9,895,969
Telecom - Wireless (4.3%)
675	Cricket Communications, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.69)	(B-, B3)	11/01/14	9.375	658,125
250	Cricket Communications, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/12 @ $105.81) ‡	(B+, Ba2)	05/15/16	7.750	250,625
225	Crown Castle International Corp., Senior Unsecured Notes (Callable 01/15/13 @ $105.62)	(B+, B1)	01/15/15	9.000	238,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
U.S. CORPORATE BONDS
Telecom - Wireless
$725	GeoEye, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/13 @ $104.81) ‡	(B, B1)	10/01/15	9.625	$752,188
975	MetroPCS Wireless, Inc., Global Company Guaranteed Notes (Callable 11/01/10 @ $104.63)	(B, B3)	11/01/14	9.250	987,187
2,648	Nextel Communications, Inc., Series F, Company Guaranteed Notes (Callable 03/15/10 @ $101.49)	(BB, Ba2)	03/15/14	5.950	2,320,310
1,525	Sprint Nextel Corp., Senior Unsecured Notes	(BB, Ba2)	12/01/16	6.000	1,319,125
					6,526,060
Textiles & Apparel (0.4%)
550	Levi Strauss & Co., Global Senior Notes (Callable 01/15/10 @ $104.88)	(B+, B2)	01/15/15	9.750	577,500
Theaters & Entertainment (1.2%)
1,125	AMC Entertainment, Inc., Global Senior Subordinated Notes (Callable 03/01/10 @ $102.67)	(CCC+, Caa1)	03/01/14	8.000	1,094,063
750	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ $104.38)	(B-, B1)	06/01/19	8.750	772,500
					1,866,563
Tobacco (0.3%)
500	Alliance One International, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/13 @ $105.00) ‡	(B+, B2)	07/15/16	10.000	522,500
TOTAL U.S. CORPORATE BONDS (Cost $179,752,588)					167,760,401
FOREIGN CORPORATE BONDS (11.9%)
Aerospace & Defense (0.3%)
400	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Canada) ‡	(BB+, Ba2)	05/01/14	6.300	394,000
Chemicals (1.1%)
1,150	Cognis GMBH, Rule 144A, Senior Secured Notes (Germany) #‡	(B-, B2)	09/15/13	2.299	1,000,500
1,175	Ineos Group Holdings PLC, Rule 144A, Secured Notes (Callable 02/15/11 @ $104.25) (United Kingdom) ‡	(CCC-, Caa3)	02/15/16	8.500	663,875
					1,664,375
Computer Hardware (0.3%)
325	Seagate Technology International, Rule 144A, Secured Notes (Callable 05/01/13 @ $105.00) (Cayman Islands) ‡	(BB+, Ba1)	05/01/14	10.000	362,375
Electronics (0.6%)
650	Avago Technologies Finance, Global Company Guaranteed Notes (Callable 12/01/10 @ $105.94) (Singapore)	(B+, B2)	12/01/15	11.875	715,000
1,000	New Asat, Ltd., Global Company Guaranteed Notes (Callable 02/01/10 @ $100.00) (Cayman Islands) ø	(D, NR)	02/01/11	9.250	1,250
153	NXP Funding LLC, Rule 144A, Senior Secured Notes (Netherlands) ‡	(B-, NR)	07/15/13	10.000	160,278
50	NXP Funding LLC, Series EXCH, Global Senior Secured Notes (Callable 10/15/10 @ $103.94) (Netherlands)	(CC, C)	10/15/14	7.875	41,500
					918,028
Energy - Exploration & Production (0.5%)
875	OPTI Canada, Inc., Global Senior Secured Notes (Callable 12/15/10 @ $104.13) (Canada)	(B, Caa1)	12/15/14	8.250	691,250
Environmental (0.5%)
800	Waste Services, Inc., Global Senior Subordinated Notes (Callable 04/15/10 @ $103.17) (Canada)	(B-, Caa1)	04/15/14	9.500	808,000
Forestry & Paper (0.8%)
2,325	Abitibi-Consolidated Co. of Canada, Global Company Guaranteed Notes (Canada) ø	(D, NR)	06/15/11	7.750	342,937
1,000	Smurfit Kappa Funding PLC, Global Senior Subordinated Notes (Callable 01/31/10 @ $103.88) (Ireland)	(B, B2)	04/01/15	7.750	925,000
					1,267,937
Gaming (1.0%)
600	Codere Finance Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 06/15/10 @ $104.13) (Luxembourg) ‡	(B, B2)	06/15/15	8.250	805,596
600	Peermont Global Proprietary, Ltd., Rule 144A, Senior Secured Notes (Callable 04/30/10 @ $105.81) (South Africa) ‡	(B, B3)	04/30/14	7.750	761,333
					1,566,929

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
FOREIGN CORPORATE BONDS
Media - Cable (1.0%)
$325	Unitymedia GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/10 @ $105.06) (Germany) ‡	(B+, B2)	02/15/15	10.125	$508,293
500	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 04/15/10 @ $103.25) (United Kingdom)	(B, B2)	04/15/14	9.750	861,263
150	Virgin Media Finance PLC, Global Company Guaranteed Notes (Callable 08/15/11 @ $104.56) (United Kingdom)	(B, B2)	08/15/16	9.125	155,250
					1,524,806
Media - Diversified (0.4%)
600	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/11 @ $103.88) (Canada)	(B, B2)	03/15/16	7.750	595,500
Metals & Mining - Excluding Steel (1.2%)
200	Teck Resources, Ltd., Global Senior Secured Notes (Callable 05/15/13 @ $105.13) (Canada)	(BB+, Ba2)	05/15/16	10.250	231,500
875	Teck Resources, Ltd., Global Senior Secured Notes (Callable 05/15/14 @ $105.38) (Canada)	(BB+, Ba2)	05/15/19	10.750	1,023,750
450	Teck Resources, Ltd., Global Senior Secured Notes (Canada)	(BB+, Ba2)	05/15/14	9.750	507,375
					1,762,625
Oil Field Equipment & Services (0.3%)
475	Cie Generale de Geophysique-Veritas, Global Company Guaranteed Notes (Callable 05/15/10 @ $103.75) (France)	(BB, Ba3)	05/15/15	7.500	473,812
Packaging (0.7%)
275	Impress Holdings BV, Rule 144A, Company Guaranteed Notes (Callable 09/15/10 @ $104.63) (Netherlands) ‡	(NR, NR)	09/15/14	9.250	419,950
500	Pregis Corp. Rule 144A, Senior Secured Notes #‡	(B+, B2)	04/15/13	5.742	668,564
					1,088,514
Telecom - Integrated/Services (1.3%)
1,507	Global Crossing UK Finance PLC, Global Company Guaranteed Notes (Callable 12/15/09 @ $105.38) (United Kingdom)	(B-, B3)	12/15/14	10.750	1,503,232
550	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes (Callable 01/15/10 @ $100.00) (Luxembourg) ø‡	(C, Ca)	01/15/15	6.034	46,750
350	Intelsat Jackson Holdings Ltd. Rule 144A (Bermuda) ‡	(B+, B3)	11/01/19	8.500	353,063
25	Intelsat Subsidiary Holding Co., Ltd., Global Company Guaranteed Notes (Callable 01/15/10 @ $104.44) (Bermuda)	(B+, B3)	01/15/15	8.875	25,344
					1,928,389
Telecom - Wireless (0.4%)
400	Wind Acquisition Finance SA, Rule 144A, Senior Notes (Callable 07/15/13 @ $105.88) (Luxembourg) ‡	(BB-, B2)	07/15/17	11.750	661,002
Telecommunications Equipment (0.2%)
425	Nortel Networks, Ltd., Global Company Guaranteed Notes (Callable 07/15/11 @ $105.38) (Canada) ø	(NR, NR)	07/15/16	10.750	245,438
Textiles & Apparel (0.0%)
75	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes (Luxembourg) ø‡	(NR, NR)	11/15/12	9.875	26,558
Transportation - Excluding Air/Rail (1.3%)
1,250	Navios Maritime Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/10 @ $104.75) (Marshall Islands)	(B+, B3)	12/15/14	9.500	1,231,250
825	Ship Finance International, Ltd., Global Company Guaranteed Notes (Callable 12/15/09 @ $102.83) (Bermuda)	(B+, B1)	12/15/13	8.500	787,875
					2,019,125
TOTAL FOREIGN CORPORATE BONDS (Cost $20,495,819)					17,998,663

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (1.6%)
Electronics (0.6%)
$1,075	Avaya, Inc.	(NR, NR)	10/24/14	2.750	$918,233
Energy - Exploration & Production (0.4%)
569	ATP Oil & Gas	(NR, NR)	07/15/14	5.750	551,697
Gaming (0.3%)
493	CCM Merger, Inc.	(NR, NR)	07/21/12	8.500	467,087
Pharmaceuticals (0.3%)
483	Nycomed Holdings Aps	(NR, NR)	12/29/13	7.350	442,063
TOTAL BANK LOANS (Cost $1,944,181)					2,379,080
Number of Shares
COMMON STOCK (0.0%)
Chemicals (0.0%)
4,893	Huntsman Corp. (Cost $34,459)				38,899
PREFERRED STOCKS (0.2%)
Banks (0.2%)
473	Preferred Blocker, Inc., Rule 144A (Callable 12/31/11 @ $1,000) ‡				288,870
Media - Broadcast (0.0%)
17,257	CMP Susquehanna Radio Holdings Corp., Rule 144A, Series A *‡				17
TOTAL PREFERRED STOCKS (Cost $98,995)					288,887
WARRANTS (0.0%)
Diversified Financial Services (0.0%)
19,721	CNB Capital Trust I, Rule 144A, expires 03/23/19 *‡				20
Electrical Equipment (0.0%)
204,293	Viasystems, Inc., strike price $25.31, expires 01/31/10 *^				2,043
TOTAL WARRANTS (Cost $3,772,613)					2,063
Par (000)
SHORT-TERM INVESTMENT (2.3%)
$3,566	State Street Bank and Trust Co. Euro Time Deposit (Cost $3,566,000)		11/02/09	0.010	3,566,000
TOTAL INVESTMENTS AT VALUE (126.7%) (Cost $209,664,655)					192,033,993
LIABILITIES IN EXCESS OF OTHER ASSETS (-26.7%)					(40,488,172)
NET ASSETS (100.0%)					$151,545,821

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2009

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $50,573,253 or 33.4% of net assets.

+  Step Bond - The interest rate is as of October 31, 2009 and will reset at a future date.

#  Variable rate obligations - The interest rate is the rate as of October 31, 2009.

ø  Bond is currently in default.

*  Non-income producing security.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2009

Assets
Investments at value (Cost $209,664,655) (Note 2)	$192,033,993
Cash	45
Foreign currency at value (cost $58,764)	58,944
Dividend and interest receivable	4,504,653
Receivable for investments sold	868,291
Unrealized appreciation on forward currency contracts (Note 2)	19,016
Prepaid expenses	30,634
Total Assets	197,515,576
Liabilities
Advisory fee payable (Note 3)	138,551
Administrative services fee payable (Note 3)	10,314
Loan payable (Note 4)	42,000,000
Payable for investments purchased	3,570,283
Interest payable	111,337
Trustees' fee payable	45,750
Other accrued expenses payable	93,520
Total Liabilities	45,969,755
Net Assets
Applicable to 55,947,121 shares outstanding	$151,545,821
Net Assets
Capital stock, $.001 par value (Note 6)	$55,947
Paid-in capital (Note 6)	341,700,837
Accumulated net investment loss	(1,527,985)
Accumulated net realized loss on investments and foreign currency transactions	(171,074,886)
Net unrealized depreciation from investments and foreign currency translations	(17,608,092)
Net Assets	$151,545,821
Net Asset Value Per Share ($151,545,821 / 55,947,121)	$2.71
Market Price Per Share	$2.62

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2009

Investment Income (Note 2)
Interest	$18,796,507
Dividends	35,291
Securities lending	859
Total investment income	18,832,657
Expenses
Investment advisory fees (Note 3)	1,499,439
Administrative services fees (Note 3)	105,578
Interest expense (Note 4)	1,023,597
Legal fees	229,866
Commitment fees (Note 4)	199,995
Trustees' fees	124,845
Printing fees (Note 3)	47,327
Audit and tax fees	41,121
Transfer agent fees	22,710
Stock exchange listing fees	16,470
Custodian fees	15,165
Insurance expense	9,131
Miscellaneous expense	12,472
Total expenses	3,347,716
Less: fees waived (Note 3)	(204,133)
Net expenses	3,143,583
Net investment income	15,689,074
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(37,096,291)
Net realized loss from foreign currency transactions	(150,039)
Net change in unrealized appreciation (depreciation) from investments	75,240,849
Net change in unrealized appreciation (depreciation) from foreign currency translations	(251,362)
Net realized and unrealized gain from investments and foreign currency related items	37,743,157
Net increase in net assets resulting from operations	$53,432,231

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
From Operations
Net investment income	$15,689,074	$22,420,173
Net realized loss from investments and foreign currency transactions	(37,246,330)	(29,296,139)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	74,989,487	(82,749,809)
Net increase (decrease) in net assets resulting from operations	53,432,231	(89,625,775)
From Dividends and Distributions
Dividends from net investment income	(18,392,352)	(22,627,498)
Distributions from return of capital	(469,041)	—
Net decrease in net assets resulting from dividends and distributions	(18,861,393)	(22,627,498)
From Capital Share Transactions (Note 6)
Issuance of 21,476 shares and 6,420 shares through the directors compensation plan (Note 3)	42,889	21,443
Reinvestment of dividends	440,039	—
Net increase in net assets from capital share transactions	482,928	21,443
Net increase (decrease) in net assets	35,053,766	(112,231,830)
Net Assets
Beginning of year	116,492,055	228,723,885
End of year	$151,545,821	$116,492,055
Undistributed (accumulated) net investment income (loss)	$(1,527,985)	$567,020

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2009

Cash flows from operating activities
Investment income received	$18,665,582
Operating expenses paid	(3,601,132)
Purchases of short-term securities, net	(3,566,000)
Purchases of long-term securities	(96,598,232)
Proceeds from sales of long-term securities	121,356,192
Net cash provided by operating activities		$36,256,410
Cash flows from financing activities
Decrease in loan payable	(16,610,000)
Proceeds from issuance of shares	42,889
Cash dividends paid	(18,421,354)
Net cash used in financing activities		(34,988,465)
Net increase in cash		1,267,945
Cash — beginning of year		(1,208,956)
Cash — end of year		$58,989
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$53,432,231
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Decrease in interest receivable	$2,043,649
Increase in accrued expenses	7,186
Decrease in interest payable	(267,849)
Increase in prepaid expenses and other assets	(9,238)
Decrease in advisory fees payable	(187,648)
Net amortization of discount on investments	(2,210,724)
Purchases of short-term securities, net	(3,566,000)
Purchases of long-term securities	(96,598,232)
Proceeds from sales of long-term securities	121,356,192
Net change in unrealized appreciation from investments and foreign currencies	(74,989,487)
Net realized loss from investments and foreign currency transactions	37,246,330
Total adjustments		(17,175,821)
Net cash provided by operating activities		$36,256,410
Non-cash activity:
Issuance of shares through dividend reinvestments		$440,039

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended
Per share operating performance	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of year	$2.09	$4.10	$4.18	$4.12	$4.53
INVESTMENT OPERATIONS
Net investment income	0.28	0.40[1]	0.40[1]	0.40	0.47
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.68	(2.00)	(0.08)	0.11	(0.35)
Total from investment activities	0.96	(1.60)	0.32	0.51	0.12
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.33)	(0.41)	(0.40)	(0.42)	(0.51)
Return of capital	(0.01)	—	—	(0.03)	(0.02)
Total dividends and distributions	(0.34)	(0.41)	(0.40)	(0.45)	(0.53)
Net asset value, end of year	$2.71	$2.09	$4.10	$4.18	$4.12
Per share market value, end of year	$2.62	$1.97	$3.65	$4.50	$4.77
TOTAL INVESTMENT RETURN [2]
Net asset value	53.12%	(42.45)%	7.65%	13.13%	2.62%
Market value	59.92%	(38.20)%	(10.72)%	5.23%	2.71%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$151,546	$116,492	$228,724	$231,765	$255,760
Average debt per share	$0.58	$1.69	$1.98	$1.96	$2.05
Ratio of expenses to average net assets	2.67%	3.76%	4.11%	4.20%	3.27%
Ratio of expenses to average net assets excluding interest expense	1.80%	1.50%	1.37%	1.65%	1.68%
Ratio of net investment income to average net assets	13.32%	11.68%	9.48%	9.67%	10.72%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.15%	0.15%	—	—
Portfolio turnover rate	49.00%	32.01%	49.18%	61.91%	31.05%

1  Per share information is calculated using the average shares outstanding method.

2  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

3  Unaudited.

See Accompanying Notes to Financial Statements.

Per share operating performance	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
Net asset value, beginning of year	$4.34	$3.53	$4.49	$6.16	$7.98
INVESTMENT OPERATIONS
Net investment income	0.53	0.55	0.65[1]	0.84	0.96[1]
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.24	0.87	(0.80)	(1.63)	(1.80)
Total from investment activities	0.77	1.42	(0.15)	(0.79)	(0.84)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.58)	(0.61)	(0.71)	(0.86)	(0.98)
Return of capital	—	—	(0.10)	(0.02)	—
Total dividends and distributions	(0.58)	(0.61)	(0.81)	(0.88)	(0.98)
Net asset value, end of year	$4.53	$4.34	$3.53	$4.49	$6.16
Per share market value, end of year	$5.24	$4.76	$4.10	$5.07	$6.19
TOTAL INVESTMENT RETURN [2]
Net asset value	18.98%[3]	43.04%[3]	(4.99)%[3]	(13.90)%[3]	(11.64)%[3]
Market value	25.49%	35.07%	(2.15)%	(3.21)%	(12.15)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$244,523	$229,255	$180,889	$219,440	$286,838
Average debt per share	$2.05	$1.81	$1.99	$2.49	$3.47
Ratio of expenses to average net assets	2.51%	2.57%	2.91%	4.29%	4.81%
Ratio of expenses to average net assets excluding interest expense	1.70%	1.73%	1.78%	1.73%	1.61%
Ratio of net investment income to average net assets	11.99%	13.85%	15.17%	15.22%	12.90%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	—	—	—
Portfolio turnover rate	12.10%	15.96%	33.22%	46.11%	31.29%

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2009

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. At October 31, 2009, the Fund held less than 0.01% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $3,772,613 and fair value of $2,043. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Corporate Bonds
Aerospace & Defense	$—	$1,741,125	$—	$1,741,125
Agriculture	—	651,625	—	651,625
Auto Loans	—	4,737,814	—	4,737,814
Auto Parts & Equipment	—	4,304,399	—	4,304,399
Banks	—	5,728,184	—	5,728,184
Beverages	—	680,063	—	680,063
Building & Construction	—	2,072,950	—	2,072,950
Building Materials	—	3,266,487	—	3,266,487
Chemicals	—	5,871,625	—	5,871,625
Computer Hardware	—	754,875	—	754,875
Consumer Products	—	2,275,750	—	2,275,750
Diversified Capital Goods	—	5,781,092	—	5,781,092
Electric - Generation	—	8,703,362	—	8,703,362
Electric - Integrated	—	1,965,750	—	1,965,750
Electronics	—	3,314,125	—	3,314,125
Energy - Exploration & Production	—	9,624,313	—	9,624,313
Energy - Integrated	—	906,750	—	906,750
Environmental	—	375,375	—	375,375
Food & Drug Retailers	—	1,351,313	—	1,351,313
Food - Wholesale	—	897,563	—	897,563
Forestry & Paper	—	5,010,730	—	5,010,730
Gaming	—	11,331,931	—	11,331,931
Gas Distribution	—	5,044,278	—	5,044,278
Health Services	—	11,960,125	—	11,960,125
Hotels	—	1,258,563	—	1,258,563
Household & Leisure Products	—	1,193,500	—	1,193,500
Investments & Misc. Financial Services	—	623,000	—	623,000
Leisure	—	343,570	—	343,570
Machinery	—	1,455,875	—	1,455,875
Media - Broadcast	—	2,707,826	—	2,707,826
Media - Cable	—	8,542,102	—	8,542,102
Media - Services	—	1,458,500	—	1,458,500
Metals & Mining - Excluding Steel	—	2,452,777	—	2,452,777
Non-Food & Drug Retailers	—	4,968,837	—	4,968,837
Oil Field Equipment & Services	—	2,390,062	—	2,390,062
Oil Refining & Marketing	—	1,201,250	—	1,201,250
Packaging	—	2,901,206	—	2,901,206
Pharmaceuticals	—	550,000	—	550,000
Printing & Publishing	—	2,644,875	—	2,644,875
Railroads	—	618,000	—	618,000
Restaurants	—	538,125	—	538,125
Software/Services	—	4,410,812	—	4,410,812
Steel Producers/Products	—	2,041,763	—	2,041,763
Support - Services	—	7,719,562	—	7,719,562

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

	Level 1	Level 2	Level 3	Total
Telecom - Integrated/Services	$—	$9,895,969	$—	$9,895,969
Telecom - Wireless	—	6,526,060	—	6,526,060
Textiles & Apparel	—	577,500	—	577,500
Theaters & Entertainment	—	1,866,563	—	1,866,563
Tobacco	—	522,500	—	522,500
Foreign Corporate Bonds
Aerospace & Defense	—	394,000	—	394,000
Chemicals	—	1,664,375	—	1,664,375
Computer Hardware	—	362,375	—	362,375
Electronics	—	918,028	—	918,028
Energy - Exploration & Production	—	691,250	—	691,250
Environmental	—	808,000		808,000
Forestry & Paper	—	1,267,937	—	1,267,937
Gaming	—	1,566,929	—	1,566,929
Media - Cable	—	1,524,806	—	1,524,806
Media - Diversified	—	595,500	—	595,500
Metals & Mining - Excluding Steel	—	1,762,625		1,762,625
Oil Field Equipment & Services	—	473,812		473,812
Packaging	—	1,088,514	—	1,088,514
Telecom - Integrated/Services	—	1,928,389	—	1,928,389
Telecom - Wireless	—	661,002		661,002
Telecommunications Equipment	—	245,438	—	245,438
Textiles & Apparel	—	26,558	—	26,558
Transportation - Excluding Air/Rail	—	2,019,125	—	2,019,125
Bank Loans
Electronics	—	918,233	—	918,233
Energy - Exploration & Production	—	551,697	—	551,697
Gaming	—	467,087	—	467,087
Pharmaceuticals	—	442,063	—	442,063
Common Stocks
Chemicals	38,899	—	—	38,899
Preferred Stocks
Banks	288,870	—	—	288,870
Media - Broadcast	—	17	—	17
Warrants
Diversified Financial Services	—	20	—	20
Electrical Equipment	—	—	2,043	2,043
Short-Term Investment	—	3,566,000	—	3,566,000
Other Financial Instruments*
Forward Foreign Currency Contracts	—	19,016	—	19,016
	$327,769	$191,723,197	$2,043	$192,053,009

*  Other financial instruments include futures, forwards and swap contracts.

As of October 31, 2009, the amounts shown by the Fund as being Level 3 securities that were measured at fair value amounted to less than 0.01% of net assets.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Effective October 31, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

Fair Values of Derivative Instruments as of October 31, 2009

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
	Net Assets –			Liabilities –
Forward Foreign	Unrealized			Unrealized
Currency Contracts	Appreciation	$19,016	*	Depreciation	$0

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

Amount of Realized Gain (Loss) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$(150,904)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income Forward Foreign Currency Contracts	$(289,348)

The notional amount of forward foreign currency contracts at period end are reflected in the Notes to Financial Statements and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period for the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

J) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2009, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	4,674,710	EUR	3,138,000	01/15/10	$(4,674,710)	$(4,628,750)	$45,960
USD	836,445	GBP	524,000	01/15/10	$(836,445)	$(863,389)	(26,944)
Total							$19,016

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

Currency Abbreviations:

EUR — Euro Currency

GBP — British Pound

USD — United States Dollar

K) CREDIT DEFAULT SWAPS — The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. At October 31, 2009, the Fund had no outstanding credit default swap contracts.

L) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2009, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $1,584, of which $529 was rebated to borrowers (brokers). The Fund retained $859 in income from the cash collateral investment, and SSB, as lending agent, was paid $196. Securities lending income is accrued as earned.

M) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Advisory Agreement. For the year ended October 31, 2009, investment advisory fees earned and voluntarily waived were $1,499,439 and $204,133, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2009. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2009, administrative services fees earned by SSB (including out-of-pocket expenses) were $105,578.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Beginning in 2008, the Independent Trustees can elect to receive up to 100% of their annual retainer in shares of the Fund. During the year ended October 31, 2009, 21,476 shares were issued through the directors compensation plan. Trustees as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2009, Merrill was paid $30,178 for its services by the Fund.

Note 4. Line of Credit

The Fund had a $150 million line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated April 12, 2002, as amended from time to time, primarily to leverage its investment portfolio. In December 2008, the Citibank Agreement was terminated and replaced by a line of credit with SSB (the "SSB Agreement"), dated December 12, 2008, primarily to leverage its investment portfolio. Under the SSB Agreement, the Fund may borrow the least of: a) $75,000,000; b) an amount that is no greater than 25% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. At October 31, 2009, the Fund had loans outstanding under the Agreement of $42,000,000. During the year ended October 31, 2009, the Fund had borrowings under the Agreements as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$34,610,521	1.828%	$58,610,000

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. There is no guarantee that the Fund's borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions, can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund's assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund's best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments) were $77,638,728 and $98,238,101, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Shares issued through the directors compensation plan	21,476	6,420
Shares issued through reinvestment of dividends	188,036	—
Net increase	209,512	6,420

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2009 and 2008, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital
2009	2008	2009	2008
$18,392,352	$22,627,498	$469,041	$0

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2009

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and securities lending transactions, income from defaulted bonds and mark to market of forward contracts. At October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(167,744,202)
Unrealized depreciation	(22,466,761)
$(190,210,963)

At October 31, 2009, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2010	2011	2012	2013	2014	2016	2017
$77,916,490	$8,291,239	$6,096,544	$1,583,878	$8,944,708	$24,144,149	$40,767,194

During the tax year ended October 31, 2009, the Fund did not utilize any of the capital loss carryforwards and $68,628,620 of the capital loss carryforwards expired.

It is uncertain whether the Fund will be able to realize the benefits of the capital loss carryforwards before they expire.

At October 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $214,504,308, $9,445,985, $(31,916,300) and $(22,470,315), respectively.

At October 31, 2009, the Fund reclassified $608,273 to net investment loss and $68,020,350 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatments of foreign currency gain/(loss), defaulted bonds and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Subsequent Events

Effective October 31, 2009, the Fund adopted the FASB amendments to general standards on accounting for and disclosures of subsequent events. Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through December 23, 2009. Management has determined that there are no material events that would require disclosure in the Fund's financial statements through this date.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2009, the results of its operations and its cash flows for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 23, 2009

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Trustee since 2001; current term ends at the 2011 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Terry Fires Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2011 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003.	2	None

James Cattano c/o Primary Resources, Inc. Executive Office 999 Vanderbilt Beach Road Suite 200 Naples, FL 34108 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2012 annual meeting	President, Primary Resouces, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	2	Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2010 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	2	Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Trustee; Audit and Nominating Committee Member	Since 2005; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company).

Credit Suisse High Yield Bond Fund

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Martha B. Metcalf Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Chief Investment Officer	Since 2005	Managing Director of Credit Suisse; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

• By calling 1-800-293-1232

• On the Fund's website, www.credit-suisse.com/us

• On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse High Income Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

Participation in the Plan is voluntary. In order to participate in the Plan, you must be a registered holder of at least one share of stock of the Fund. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse High Yield Bond Fund
  c/o Computershare
  P.O. Box 43078
  Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

Credit Suisse High Yield Bond Fund

Tax Information Letter

October 31, 2009 (unaudited)

Important Tax Information for Shareholders

For the fiscal year ended October 31, 2009, the Fund designates approximately $31,502, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

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This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1009

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2009. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2008 and October 31, 2009.

	2008	2009
Audit Fees	$33,660	$33,660
Audit-Related Fees(1)	$3,400	$3,400
Tax Fees(2)	$2,630	$2,800
All Other Fees	—	—
Total	$39,690	$39,860

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,400 in 2008 and $3,400 in 2009).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service

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provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2008 and October 31, 2009.

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

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	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2008 and October 31, 2009:

	2008	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2008 and October 31, 2009 were $6,030 and $6,200, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

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Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals

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addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

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•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

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Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are

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lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

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Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the

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private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

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Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check

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preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

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Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

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401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 13, 2009

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2009, is set forth below.

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Martha B. Metcalf Chief Investment Officer Since 2005	Managing Director; Associated with Credit Suisse since 2005; Managing Director and Portfolio Manager of Invesco from 2000 to 2005; Officer of other Credit Suisse Funds

Date of Birth: 04/09/65

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Ms. Metcalf and the total assets managed within each category as of October 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Martha Metcalf	4	$444 million	2	$125 million	7	$1,225 million

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may

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include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Ms. Metcalf is compensated for her services by Credit Suisse. Her compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining her bonus include the Fund’s performance, assets held in the Fund and other accounts managed by her, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group A.G. stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse Group A.G., portfolio managers participate in Credit Suisse Group A.G.’s profit sharing and 401(k) plans.

Securities Ownership.  As of October 31, 2009, Ms. Metcalf owned approximately 200 shares of the registrant on behalf of her children.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 30, 2009.

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Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: January 4, 2010

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: January 4, 2010

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